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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 July 28, 2003

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                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)

DELAWARE                                        0-25370                          45-0491516
(State or Other Jurisdiction                   (Commission                       (IRS Employer
of Incorporation)                              File Number)                      Identification No.)

                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                  99.1     Press release, dated July 28, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.1 is the Registrant's press release reflecting earnings information for the quarter ended June 30, 2003.

The press release contains information regarding EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure as defined in Item 10(e) of Regulation S-K. The press release also contains a reconciliation of EBITDA to the Registrant's reported earnings before income taxes. Management of the Registrant believes that presentation of EBITDA is useful to investors, as, among other things, this information impacts certain financial covenants under the Registrant's senior credit facilities, the indenture governing its 11% Senior Subordinated Notes due 2008 and the indenture governing its 7 1/2% Senior Subordinated Notes due 2010. While management believes this non-GAAP financial measure is useful in evaluating the Registrant, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, the non-GAAP financial measure may differ from similar measures presented by other companies.

All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.



                                      -2-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RENT-A-CENTER, INC.




Date: July 29, 2003           By: /s/ ROBERT D. DAVIS
                                  ----------------------------------------------
                                  Robert D. Davis
                                  Senior Vice President - Finance, Treasurer
                                  and Chief Financial Officer



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                                  EXHIBIT INDEX

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
           EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
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
              99.1                 Press Release, dated July 28, 2003